                                 MORGAN STANLEY
                          AFRICA INVESTMENT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                 MORGAN STANLEY
                               AFRICA INVESTMENT
                                   FUND, INC.
                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

The Morgan Stanley Africa Investment Fund, Inc. returned 4.48% and 11.39% for the quarter and nine months ending September 30, 1995, respectively, based on net asset value per share. This growth in the net asset value resulted from consistent outperformance by the Fund's investments in South African industrial shares and African fixed income securities. The Morgan Stanley Capital International (MSCI) South Africa Index increased by 4.07% and 7.63%, in U.S. dollar terms, for the quarter and nine months ended September 30, 1995, respectively.

Over the past year, the Fund continued to diversify geographically in order to capitalize on undervalued investment opportunities. Between September 30, 1994 and September 30, 1995, the Fund's exposure to South Africa decreased from 69.7% to 59.0%; in the Ivory Coast it decreased from 2.8% to 2.4%; in Algeria it decreased from 2.2% to 1.7%; in Morocco it increased from 11.6% to 12.9%; in Nigeria it increased from 6.8% to 8.2%; and in Zimbabwe it increased from 0.2% to 3.5%. The Fund also obtained exposure to two new markets during this period. In both Ghana and Mauritius, the Fund's exposure increased from 0% to 1.8%. We remain committed to further diversifying the Fund's portfolio in the near term as we believe that African securities markets, excluding South Africa, remain undervalued. As these markets move to more appropriate valuations which better represent the underlying fundamentals, the Fund should directly benefit from this potential re-rating.

SOUTH AFRICA
South Africa recently reported some very encouraging economic data. Inflation for the month of August declined to a 22-year low of 7.5%. The decline was primarily as a result of a fall in food prices which in August 1994 had increased by 20% due to a drought in southern Africa. Food inflation is now running at a 2% rate and is expected to stabilize at these levels. Our inflation forecast for 1995 is 8.5%. This would be the third consecutive year of single digit inflation. We expect inflation to remain in single digits over the next couple of years as the government pursues a tight monetary policy by maintaining high real interest rates, reduces its fiscal deficit and continues to remove import barriers. Wages are also rising at slower rates than in previous economic upswings. The independent Central Bank headed by a conservative governor, Chris Stals, is determined to keep inflation low and has set a 5% target to be achieved over the next two years.

Money supply growth also declined in August to 14.8% from 15.5% in July but still remains above the 6%-10% target rate. Foreign exchange reserves in South Africa remain low and can currently only cover six weeks of imports. Consequently, we believe the Central Bank will not ease interest rates in the near term. Our GDP forecast for South Africa remains at 3.0% for 1995 and 3.7% for 1996. This growth will be driven by Gross Domestic Fixed Investment which increased by 8% during the first half of 1995.

The Business Confidence Index maintained by the South African Chamber of Business which represents a composite of 13 different financial indicators in South Africa reached a 10-year high of 115.6 in September 1995 and provides additional evidence that South Africa is in a clear upward trend. This improvement in the index compares to a low of 89.0 in early 1992.

We remain heavily weighted in industrial and financial companies in South Africa which represent 87% of the Fund's South African equity portfolio while mining companies represent the balance of 13%. The industrial sector is experiencing earnings growth of 27% to 30% and currently trades at 14x prospective earnings. Within this sector the Fund has been investing in small and medium sized companies which trade at approximately 0.8x the sector multiple with earnings growth at 1.2x the sector.

ZIMBABWE & MAURITIUS
In Zimbabwe, the Fund initiated a position in TA Holdings, a diversified conglomerate operating in the hotel, insurance, food and industrial sectors. The company is in a recovery phase and has been selling off non-core businesses using the proceeds to reduce debt from 42% of equity to 28%, over the past year. The Fund purchased TA Holdings shares at 1.9x prospective earnings, 20% of book value, with a 13% dividend yield and at a price/sales ratio of 7%. We forecast earnings growth of 35% over the next year and expect this share to re-rate significantly as the company's visibility increases both in the domestic and international markets.

The Mauritius market continues to show value as it trades at approximately 9x prospective earnings, 1.2x book value and provides a dividend yield of 5%. Inflation remains low at 6% and our GDP forecast for 1995 is 5%, the average for the past decade. During the quarter, the Fund initiated a position in Rogers & Company, the largest conglomerate in Mauritius operating in the tourism, services, shipping, manufacturing and engineering sectors. The outlook for Rogers primary businesses, tourism and services, is very positive for the balance of the decade with annual growth projections in excess of 6%. The Mauritius tourism industry is the third largest foreign exchange earner and has grown at an average annual rate of over 10% between 1983 and 1994. Rogers trades at 8x prospective earnings, 5x cash flow, 1.1x book value and provides a dividend yield of 2.3% and in our opinion is a good core investment.

DEBT SECURITIES
Nigerian Brady Bonds have been the best performing Brady Bonds in the emerging debt markets in 1995. Debt buybacks, high yields and a stabilization in the domestic political scene combined to produce total returns in excess of 30% during 1995.

Oil revenues and delays in payments to official visitors will continue to finance the servicing of Brady debt. We continue to hold Nigerian debt in the portfolio.

Moroccan loans have underperformed the market this year. A severe drought negatively affected GDP growth and the balance of payments. A comfortable reserve position and help from multilateral agencies provided support to debt prices.

We remain positive on Moroccan debt, as the impact of the drought is finally reflected in prices. The privatization program and financial sector reform should move ahead in the next few months and, with the worst over on the economic front and relative political stability, should cause prices to move higher in the next few months.

Sincerely,

           [SIG]
Warren J. Olsen
PRESIDENT

          [SIG]
Marianne L. Hay
SENIOR PORTFOLIO MANAGER

        [SIG]
Jaideep Khanna
PORTFOLIO MANAGER

November 7, 1995

Morgan Stanley Africa Investment Fund, Inc.
Investment Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
CURRENT QUARTER              6.57%          --         4.48%          --         4.07%          --

FISCAL YEAR TO DATE          7.74           --        11.39           --         7.63           --

ONE YEAR                    14.28        14.28%       17.75        17.75%       18.07        18.07%

SINCE INCEPTION*            -8.82        -5.53        19.09        11.35        52.49        29.65

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Periods ended September 30:
                                           1994*   9 Months Ended 9/30/95 (Unaudited)
Net Asset Value                          $ 14.43                              $ 16.00
Income Dividends                            0.54                                    -
Capital Gains and Other Distributions          -                                    -
Total Return (2)                           7.34%                               11.39%
Index Total Return (3)                    41.68%                                7.63%

(1)Assumes dividends and distributions, if any, were reinvested.

(2)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3)Morgan Stanley Capital International South Africa Index

*The Fund commenced operations on February 14, 1994.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            72.9%
Fixed Income Securities      22.4%
Cash Equivalents              4.7%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Multi-Industry                         19.6%
Loan Agreement                         14.6%
Banking                                 9.6%
Local Government Debt                   5.3%
Chemicals                               5.1%
Building Materials & Components         5.0%
Merchandising                           4.3%
Insurance                               4.3%
Electrical & Electronics                3.7%
Other                                  28.5%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Algeria                 1.7%
Ghana                   1.8%
Ivory Coast             2.4%
Mauritius               1.8%
Morocco                12.9%
Nigeria                 8.2%
South Africa           59.0%
United Kingdom          2.7%
Zimbabwe                3.5%
Other                   6.0%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Kingdom of Morocco Restructuring and
           Consolidation Agreement 'A' 6.6875%, 1/1/09
       2.  Central Bank of Nigeria Par Bond 6.25%, 11/15/20
       3.  Barlow Ltd.
       4.  Gencor Ltd.
       5.  Foschini Ltd.
       6.  Nampak Ltd.
       7.  Anglo American Industrial Corp. of South Africa
       8.  Lonrho plc
       9.  Murray & Roberts Holdings Ltd.
      10.  Republic Ivory Coast Syndicated Loan

INVESTMENTS (UNAUDITED)

---------

SEPTEMBER 30, 1995

                                                      VALUE
                                       SHARES         (000)
---------------------------------------------------------
------------
AFRICAN COMMON STOCKS (69.3%)
 (Unless otherwise noted)
-----------------------------------------------------------
-------------
GHANA (1.8%)
BANKING
  Standard Chartered Bank             555,000  U.S.$  2,328
                                               ------------
BEVERAGES & TOBACCO
  Guinness Ghana                    2,909,458           464
  Kumasi Breweries                    336,000           154
  Pioneer Tobacco Co., Ltd.         2,897,600           280
                                               ------------
                                                        898
                                               ------------
FINANCIAL SERVICES
  Home Finance Co.                  1,620,000           144
                                               ------------
FOOD & HOUSEHOLD PRODUCTS
  Unilever                          1,575,800           994
                                               ------------
METALS -- STEEL
  Ghana Pioneer Aluminum            1,017,000            97
                                               ------------
                                                      4,461
                                               ------------
-----------------------------------------------------------
-------------
MAURITIUS (1.8%)
BANKING
  Mauritius Commercial Bank           105,583           432
  Mon Tressor Desert                    6,906            13
  Rogers & Co., Ltd.                  195,000         1,181
  State Bank of Mauritius           6,000,000         2,693
                                               ------------
                                                      4,319
                                               ------------
-----------------------------------------------------------
-------------
MOROCCO (5.4%)
BANKING
  Banque Marocaine                     60,000         2,636
  Wafabank                             30,000         1,247
                                               ------------
                                                      3,883
                                               ------------
ELECTRICAL & ELECTRONICS
  CGE Maroc SA                         11,400         1,441
                                               ------------
MULTI-INDUSTRY
  ONA Group                            47,500         1,945
  SNI Maroc                           104,720         5,918
                                               ------------
                                                      7,863
                                               ------------
                                                     13,187
                                               ------------
-----------------------------------------------------------
-------------
SOUTH AFRICA (56.8%)
APPLIANCES & HOUSEHOLD DURABLES
  Ellerine Holdings Ltd.              239,700         1,116
                                               ------------
BANKING
  Amalgamated Banks of South
   Africa                           1,270,256         5,479
  Nedcor Ltd.                         173,826         2,142
  Nedcor Ltd. ADR                     110,000         5,555
                                               ------------
                                                     13,176
                                               ------------
-----------------------------------------------------------
-------------

                                                      VALUE
                                       SHARES         (000)

---------------------------------------------------------
------------
BEVERAGES & TOBACCO
  South African Breweries Ltd.         70,000  U.S.$  2,204
                                               ------------
BROADCASTING & PUBLISHING
  Omni Media Corp.                    134,628         1,383
                                               ------------
BUILDING MATERIALS & COMPONENTS
  Barlow Ltd.                         945,700        10,682
  Concor Ltd.                         225,000         1,063
                                               ------------
                                                     11,745
                                               ------------
CHEMICALS
  AECI Ltd.                           213,600         1,403
  Engen Ltd.                          850,000         5,004
  Polfin Ltd.                         534,946         1,113
  SASOL Ltd.                          630,000         5,176
                                               ------------
                                                     12,696
                                               ------------
CONSTRUCTION & HOUSING
  LTA Ltd.                            252,900         1,385
  Murray & Roberts Holdings
   Ltd.                               935,000         6,081
                                               ------------
                                                      7,466
                                               ------------
ELECTRICAL & ELECTRONICS
  Allied Electronics Corp.
   Ltd.                               500,000         1,253
  Datakor Ltd.                        940,000           425
  Dimension Data Holdings Ltd.         86,000           718
  Reunert Ltd.                        942,421         5,291
                                               ------------
                                                      7,687
                                               ------------
ENERGY SOURCES
  Trans Natal Coal Corp. Ltd.         425,000         3,259
                                               ------------
FOOD & HOUSEHOLD PRODUCTS
  Premier Group Holdings Ltd.       2,405,313         3,392
  Tiger Oats Ltd.                     227,800         3,306
                                               ------------
                                                      6,698
                                               ------------
FOREST PRODUCTS & PAPER
  Nampak Ltd.                       1,132,000         6,491
  Sappi Ltd.                          125,000         2,456
                                               ------------
                                                      8,947
                                               ------------
INSURANCE
  Fedsure Holdings Ltd.               640,000         3,374
  South African Metropolitan
   Life Ltd.                          159,500         1,747
                                               ------------
                                                      5,121
                                               ------------
LEISURE & TOURISM
  Kersaf Investments Ltd.             380,000         3,798
  Servgro International Ltd.          272,400         1,212
  Sun International
   Bophuthatswana Ltd.                210,000         1,337
                                               ------------
                                                      6,347
                                               ------------
MERCHANDISING
  Foschini Ltd.                     2,013,650         6,594
  Pepkor Ltd.                         338,700         2,041
  Pepkor Ltd. ADR                     170,000         2,061
                                               ------------
                                                     10,696
                                               ------------
-----------------------------------------------------------
-------------

                                                      VALUE
                                       SHARES         (000)
---------------------------------------------------------
------------
SOUTH AFRICA (CONTINUED)
METALS -- NON-FERROUS
  Impala Platinum Holdings
   Ltd.                               122,500  U.S.$  3,035
  Potgietersrust Platinums
   Ltd.                               300,448         1,810
  Rustenburg Platinum Holdings
   Ltd.                                50,000         1,089
                                               ------------
                                                      5,934
                                               ------------
METALS -- STEEL
  SA Iron & Steel Industrial
   Corp. Ltd.                       3,390,791         3,668
                                               ------------
MULTI-INDUSTRY
  Anglo American Industrial
   Corp.
   of South Africa                    130,909         6,309
  Anglovaal Industries Ltd.           488,000         3,207
  Bidvest Group Ltd.                  946,110         5,441
  Corporate Africa                  2,500,000           685
  Corporate Africa (Preferred)     12,500,000         3,765
  Gencor Ltd.                       2,200,300         8,194
  Malbak Ltd.                         185,000         1,254
  Safmarine and Rennies
   Holdings Ltd.                    1,215,000         3,577
                                               ------------
                                                     32,432
                                               ------------
                                                    140,575
                                               ------------
-----------------------------------------------------------
-------------
ZIMBABWE (3.5%)
BEVERAGES & TOBACCO
  Delta Corp. Ltd.                  1,850,000         2,830
                                               ------------
BUILDING MATERIALS & COMPONENTS
  PG Industries                       258,000           168
  Portland Holdings Ltd.              520,000           489
                                               ------------
                                                        657
                                               ------------
ENERGY SOURCES
  Wankie Colliery Co. Ltd.          4,505,000         1,123
                                               ------------
FOOD & HOUSEHOLD PRODUCTS
  Hippo Valley Estates Ltd.         1,900,000           947
                                               ------------
LEISURE & TOURISM
  Zimbabwe Sun                      3,538,135         1,082
                                               ------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Bindura Nickel Corp. Ltd.           375,000           521
                                               ------------
MULTI-INDUSTRY
  TA Holdings, Ltd.                 6,500,000           737
  Trans Zambezi Industries
   Ltd.                               627,482           878
                                               ------------
                                                      1,615
                                               ------------
                                                      8,775
                                               ------------
-----------------------------------------------------------
-------------
TOTAL AFRICAN COMMON STOCKS
  (Cost U.S. $143,928)                              171,317
                                               ------------
-----------------------------------------------------------
-------------
OTHER COMMON STOCKS (2.7%)
---------------------------------------------------------
------------
UNITED KINGDOM (2.7%)
MULTI-INDUSTRY
  Adam & Harvey Group plc              40,000           347
  Lonrho plc                        2,376,346         6,252
                                               ------------
                                                      6,599
                                               ------------
-----------------------------------------------------------
-------------
                                                      VALUE
                                                      (000)

---------------------------------------------------------
------------
TOTAL OTHER COMMON STOCKS
    (Cost U.S. $5,720)                         U.S.$  6,599
                                               ------------
-----------------------------------------------------------
-------------

                                         FACE
                                       AMOUNT
                                        (000)
---------------------------------------------------------
------------
DEBT INSTRUMENTS (22.0%)
---------------------------------------------------------
------------
ALGERIA (1.7%)
LOAN AGREEMENTS
  Algeria Reprofiled Loan
   Agreement 'A' 1992 7.688%,
   3/4/00                       U.S.$  10,000         4,200
                                               ------------
-----------------------------------------------------------
-------------
IVORY COAST (2.4%)
LOAN AGREEMENTS
  Republic Ivory Coast
   Syndicated Loan                FRF 168,857         6,001
                                               ------------
-----------------------------------------------------------
-------------
MOROCCO (7.5%)
LOAN AGREEMENTS
  +++Kingdom of Morocco
   Restructuring and
   Consolidation Agreement 'A'
   6.6875%, 1/1/09
   (Participation J.P. Morgan,
   Merrill Lynch, Salomon
   Brothers)                    U.S.$  30,000        18,750
-----------------------------------------------------------
-------------
NIGERIA (8.2%)
LOAN AGREEMENTS
  Central Bank of Nigeria
   Promissory Note 5.25%
   annuity, 1/5/10                      5,000         1,775
  Central Bank of Nigeria
   Promissory Notes, 5.24%
   annuity, 1/5/10                      5,000         1,775
  Central Bank of Nigeria
   Promissory Notes, 5.19%
   annuity, 1/5/10                     10,000         3,550
                                               ------------
                                                      7,100
                                               ------------
LOCAL GOVERNMENT DEBT
  Central Bank of Nigeria Par
   Bond 6.25%, 11/15/20
   (includes 29,000 warrants)          29,000        13,008
                                               ------------
                                                     20,108
                                               ------------
-----------------------------------------------------------
-------------
SOUTH AFRICA (2.2%)
INSURANCE
  Liberty Life Strategic
   Investments Ltd.
   (Convertible) 6.50%,
   9/30/04                              5,000         5,500
                                               ------------
-----------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S. $64,621)                                54,559
                                               ------------
-----------------------------------------------------------
-------------

                                         FACE
                                       AMOUNT         VALUE
                                        (000)         (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (2.0%)
---------------------------------------------------------
------------
UNITED STATES (2.0%)
REPURCHASE AGREEMENT
  Chase Manhattan N.A., 6.00%,
   dated 9/29/95, due 10/2/95,
   to be repurchased at U.S.
   $4,855, collateralized by
   $3,925 United States
   Treasury Bonds 8.875%, due
   2/15/19, valued at $4,950
   (Cost U.S. $4,853)           U.S.$   4,853  U.S.$  4,853
                                               ------------
-----------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.7%)
  Mauritius Rupee                  MR   3,968           223
  South African Rand               ZAR 23,496         6,434
                                               ------------
  (Cost U.S. $6,647)                                  6,657
                                               ------------
-----------------------------------------------------------
-------------
                                       AMOUNT         VALUE
                                        (000)         (000)

---------------------------------------------------------
------------
TOTAL INVESTMENTS (98.7%)
  (Cost U.S. $225,769)                         U.S.$243,985
                                               ------------
-----------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES
   (1.3%)
  Other Assets                  U.S.$   5,863
  Liabilities                          (2,616)        3,247
                                -------------  ------------
-----------------------------------------------------------
-------------
NET ASSETS (100.0%)
  Applicable to 15,448,477 issued and
   outstanding U.S. $.01 par value shares
   (100,000,000 shares authorized)             U.S.$247,232
                                              -------------
-----------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                      U.S. $ 16.00
                                              -------------
-----------------------------------------------------------
-------------

ADR--American Depositary Receipt
FRF--French Franc
+++-- Variable/floating rate security - rate disclosed is as of September 30, 1995

                                       7